UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  August 28, 2015
(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
121 Alhambra Plaza, Suite 1601
Coral Gables, Florida 33134
(Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (305) 670-0200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 31, 2015, Capital Bank Financial Corp. (the “Company”) issued a press release announcing that the operating agreement between its subsidiary, Capital Bank NA (the “Bank”), and its primary regulator, the Office of the Comptroller of the Currency, has been terminated effective immediately. The operating agreement was entered into during August 2010 as part of Capital Bank’s approval to operate as a denovo bank. The agreement required the Bank to maintain certain capital, placed restrictions on its ability to pay dividends and limited its ability to make certain other business decisions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1	Press Release dated August 31, 2015.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date: August 31, 2015	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release dated August 31, 2015.